    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 24, 2002


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 15, 2002


                          Intrepid Capital Corporation
             (Exact name of registrant as specified in its charter)



  Delaware                       333-66859                     59-3546446
(State or other          (Commission File Number)             (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                    Number)


    3652 South Third Street, Suite 200, Jacksonville Beach, Florida 32250
          (Address of principal executive offices)                (Zip Code)


    Registrant's telephone number, including area code: (904) 246-3433


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Item     5. Other Events.

         The information set forth in the news release dated January 15, 2002 (attached hereto as Exhibit 99.1) is incorporated herein by reference to such news release.

Item     7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)-(b) Financial Statements of Businesses Acquired and Pro Forma Financial Information.


                  None.

         (c)      Exhibits.


                  99.1     Press Release.

                            [Signature Page Follows]



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Intrepid Capital Corporation has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          INTREPID CAPITAL CORPORATION



                          By: /s/ Forrest Travis
                              --------------------------------------------------
                          Forrest Travis, President and Chief Executive Officer




Dated:  January 24, 2001



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                                  EXHIBIT INDEX

Exhibits.


                  99.1     Press Release.






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